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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2004

                        Polaris Aircraft Income Fund II,
                        A California Limited Partnership
             (Exact Name of Registrant as Specified in its Charter)

        California                  33-2794                      94-2985086

(State or Other Jurisdiction     (Commission                   (IRS Employer
    of Incorporation)            File Number)               Identification No.)

                201 High Ridge Road, Stamford, Connecticut 06927
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 357-3776
               Registrant's telephone number, including area code




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Item 5. Other Events and Regulation FD Disclosure.

On February 15, 2004, the General Partner of Polaris Aircraft Income Fund II, a California Limited Partnership (the "Partnership"), on behalf of the Partnership, announced its intent to sell the Partnership's remaining assests and thereafter dissolve, wind up and terminate the Partnership. The General Partner also announced a distribution of $1.75 per unit. A letter announcing the foregoing was sent to unit holders on February 15, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 7. Financial Statements and Exhibits.

(c)      Exhibits

Exhibit Number
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      99.1        Letter to unit holders dated February 15, 2004




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2004

                                            POLARIS AIRCRAFT INCOME FUND II,
                                            A California Limited Partnership

                                            By: Polaris Investment
                                            Management Corporation, as
                                            General Partner

                                            By:      /S/Stephen E. Yost
                                                     -----------------------
                                            Name:    Stephen E. Yost
                                            Title:   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit Number
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     99.1         Letter to unit holders dated February 15, 2004